Explanation of the Effects of Transition to International Financial Reporting Standards - Summary of Impact of IFRS Adjustments on Exchange Rate Differences on Translation of Foreign Operations (Detail)
€ in Thousands
12 Months Ended
Dec. 31, 2017 EUR (€)
Disclosure of impact of IFRS adjustments on exchange rate differences on translation of foreign operations [abstract]
Beginning balance	€ (11,419)
Functional currency adjustment	3,641
Ending balance	€ (7,778)